                              AMENDED AND RESTATED
                        MORTGAGE, SECURITY AGREEMENT AND
                                 FIXTURE FILING

                                       BY

                        ACADIA REALTY LIMITED PARTNERSHIP
              (formerly known as Mark Centers Limited Partnership),
                         a Delaware Limited Partnership,
                                   as Borrower

                                       TO

                      METROPOLITAN LIFE INSURANCE COMPANY,
                             a New York corporation,
                                    as Lender
                                 October 13,2000
                                         ---

                                TABLE OF CONTENTS

ARTICLE I - GRANT OF SECURITY..................................................5
    Section 1.0 1 REAL PROPERTY GRANT..........................................5
    Section 1.02  PERSONAL PROPERTY GRANT......................................6
    Section 1.03  CONDITIONS TO GRAN...........................................7
ARTICLE II - GRANTOR COVENANTS ................................................7
    Section 2.01 DUE AUTHORIZATION, EXECUTION, AND DELIVERY ...................7
    Section 2.02 PERFORMANCE BY BORROWER ......................................7
    Section 2.03 WARRANTY OF TITLE ............................................7
    Section 2.04 TAXES, LIENS AND OTHER CHARGES ...............................7
    Section 2.05 ESCROW DEPOSITS ..............................................8
    Section 2.06 CARE AND USE OF THE PROPERTY .................................8
    Section 2.07 COLLATERAL SECURITY INSTRUMENTS .............................10
    Section 2.08 SUITS AND OTHER ACTS TO PROTECT THE PROPERTY ................10
    Section 2.09 LIENS AND ENCUMBRANCES ......................................10
ARTICLE III -INSURANCE .......................................................10
    Section 3.01 REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES ..........10
    Section 3.02 ADJUSTMENT OF CLAIMS ........................................13
    Section 3.03 ASSIGNMENT TO LENDER ........................................13
ARTICLE IV - BOOKS, RECORDS AND ACCOUNTS .....................................13
    Section 4.01 BOOKS AND RECORDS ...........................................13
    Section 4.02 PROPERTY REPORTS ............................................13
    Section 4.03 ADDITIONAL MATTERS ..........................................14
ARTICLE V - LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY ...............14
    Section 5.01 BORROWER'S REPRESENTATIONS AND WARRANTIES ...................14
    Section 5.02 ASSIGNMENT OF LEASES ........................................15
    Section 5.03 PERFORMANCE OF OBLIGATIONS ..................................15
    Section 5.04 SUBORDINATE LEASES ..........................................15
    Section 5.05 LEASING COMMISSIONS .........................................15
ARTICLE VI - ENVIRONMENTAL HAZARDS ...........................................15
    Section 6.01 REPRESENTATIONS AND WARRANTIES ..............................15
    Section 6.02 REMEDIAL WORK ...............................................16
    Section 6.03 ENVIRONMENTAL SITE ASSESSMENT ...............................16
    Section 6.04 UNSECURED OBLIGATIONS .......................................16
    Section 6.05 HAZARDOUS MATERIALS .........................................17
    Section 6.06 REQUIREMENTS OF ENVIRONMENTAL LAWS ..........................17
ARTICLE VII - CASUALTY, CONDEMNATION AND RESTORATION .........................18
    Section 7.01 GRANTOR'S REPRESENTATIONS ...................................18
    Section 7.02 RESTORATION .................................................18
    Section 7.03 CONDEMNATION ................................................19
    Section 7.04 REQUIREMENTS FOR RESTORATION ................................20

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

ARTICLE VIII - REPRESENTATIONS OF GRANTOR ....................................21
    Section 8.01  ERISA ......................................................21
    Section 8.02 NON-RELATIONSHIP ............................................21
    Section 8.03 NO ADVERSE CHANGE ...........................................21
    Section 8.04 FOREIGN INVESTOR ............................................22
    Section 8.05  SECURITIES LAWS ............................................22
ARTICLE IX - EXCULPATION AND LIABILITY
    Section 9.01 LIABILITY OF BORROWER
ARTICLE X - CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY
    Section 10.01 CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND
            COMPOSITION ......................................................23
    Section 10.02 PROHIBITION ON SUBORDINATE FINANCING .......................23
    Section 10.03 INTENTIONALLY OMITTED ......................................23
    Section 10.04 STATEMENTS REGARDING OWNERSHIP .............................24
    Section 10.05 ONETIME TRANSFER RIGHT .....................................24
    Section 10.06 RELEASES ...................................................25
    Section 10.07 AT'IRIBUTION ...............................................26
ARTICLE XI - DEFAULTS AND REMEDIES .......................................... 26
    Section 11.0 1 EVENTS OF DEFAULT .........................................26
    Section 11.02 REMEDIES UPON DEFAULT ......................................27
    Section 11.03 APPLICATION OF PROCEEDS OF SALE ............................29
    Section 11.04 WAIVER OF JURY TRIAL .......................................29
    Section 11.05 LENDER'S RIGHT TO PERFORM GRANTOR'S OBLIGATIONS ............29
    Section 11.06 LENDER REIMBURSEMENT .......................................29
    Section 11.07 FEES AND EXPENSES ..........................................29
    Section 11.08 WAIVER OF CONSEQUENTIAL DAMAGES ............................29
    Section 11.09 ADDITIONAL REMEDIES ........................................30
ARTICLE XII - BORROWER AGREEMENTS AND FURTHER ASSURANCES .....................30
    Section 12.01 PARTICIPATION AND SALE OF LOAN .............................30
    Section 12.02 REPLACEMENT OF NOTE ........................................30
    Section 12.03 BORROWER'S ESTOPPEL ........................................30
    Section 12.04 FURTHER ASSURANCES .........................................31
    Section 12.05 SUBROGATION ................................................31
ARTICLE XIII - SECURITY AGREEMENT ............................................31
     Section 13.01 SECURITY AGREEMENT ........................................31
     Section 13.02 REPRESENTATIONS AND WARRANTIES ............................31
     Section 13.03 CHARACTERIZATION OF PROPERTY ..............................32
     Section 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY
             INTERESTS .......................................................32
ARTICLE XIV - MISCELLANEOUS COVENANTS ........................................32
    Section 14.01 NO WAIVER ..................................................32
    Section 14.02 NOTICES ....................................................33
    Section 14.03 HEIRS AND ASSIGNS; TERMINOLOGY .............................33
    Section 14.04 SEVERABILITY ...............................................33
    Section 14.05 APPLICABLE LAW .............................................33
    Section 14.06 CAPTIONS ...................................................33


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    Section 14.07 TIME OF THE ESSENCE ........................................33
    Section 14.08 NO MERGER ..................................................33
    Section 14.09 NO MODIFICATIONS ...........................................33
    Section 14.10 CRESCENT STREET ............................................33
    Section 14.11 POWERS OF ATTORNEY .........................................33
    Section 14.12 MARSHALLING AND OTHER MATTERS ..............................34



EXHIBIT A PROPERTY DESCRIPTION

EXHIBIT B LEASING GUIDELINES

                              AMENDED AND RESTATED
          MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING DEFINED TERMS

Execution Date: As of October 13, 2000
     Note: Together, those two Amended and Restated promissory notes dated as of the Execution Date made by Borrower to the order of Lender in the principal amount of $25,200,000 and $10,800,000, respectively, and defined below as the Fixed Rate Note and Floating Rate Note, respectively.

     Lender & Address:  Metropolitan Life Insurance Company, a New York
                        corporation
                        200 Park Avenue, 12'h Floor
                        NewYork,NewYork 10166
                        Attention: Senior Vice President
                        Real Estate Investments
                  and:  Metropolitan Life Insurance Company
                        One Madison Avenue
                        New York, New York 10010-3690
                        Attention: Vice President and Investment Counsel
                        Law Department, Real Estate Investments
    Borrower & Address: ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (formerly known as Mark Centers Limited Partnership)
                        20 Soundview Marketplace
                        Port Washington, New York 11050
Liable Party & Address: ACADIA REALTY TRUST, a Maryland real estate investment trust
                        20 Soundview Marketplace
                        Port Washington, New York 11050
     Counties and States ("State" shall mean as to each portion of the Property, the state in which such property is located): Five Properties are encumbered. Their locations, and the name in this Mortgage under which each is known is as follows:
     a) Approximately 40 acres at intersection of Routes 115 and 3 09 in Wilkes Barre, Luzerne County, Pennsylvania ("East End Center")
     b) Approximately 22.5 acres at intersection of Route 27 and Electric Avenue in Brockton, Plymouth County, Massachusetts C'Crescent Street")
     c) Approximately 15.05 acres as intersection of Route 11 and Nay Aug Street in Scranton, Lackawanna County, Pennsylvania ("Greenridge Plaza")
     d) Approximately 18.47 acres on south side of Route 93, approximately 2 miles east of 1-81, in West Hazelton, Luzerne County, Pennsylvania ("Valmont Plaza")
     e) Approximately 4.6 acres at the intersection of Luzerne and Meridian Streets in Scranton, Lackawanna County, Pennsylvania ("Luzerne Street")
     Use: Each a community or neighborhood shopping center

Insurance:
Full Replacement Cost:
Business Income:
Commercial General Liability
             Loan Amount                         Required Liability Limits (S)
             1-5 Million                                  5 Million
             5-10 Million                                 10 Million
             10- 15 Million                               15 Million
             15 Million & over                            25 Million

Address for Insurance Notification:
Metropolitan Life Insurance Company One Madison Avenue New York, New York 10010-3690 Attn: Risk Management Unit, Area: 3 D/E
Loan Documents: The Note, this Mortgage and any other documents related to the Note and/or this Mortgage, including without limitation that Capital Escrow Agreement of even date between Borrower and Lender, and all renewals, amendments, modifications, restatements and extensions of these documents. Indemnity Agreement: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower and Liable Party in favor of Lender.
Guaranty: Guaranty dated as of the Execution Date and executed by Liable Party. The Indemnity Agreement and the Guaranty are not Loan Documents and shall survive repayment of the Loan or other termination of the Loan Documents.

         This AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT AND FIXrURE FILING (this "Mortgage") is entered into as of the Execution Date by Borrower to Lender with reference to the following Recitals (all of which also shall be operative provisions of this Amended and Restated Mortgage):

                                    RECITALS
         A. By documents all dated November 14, 1988, Lender made five separate loans to Marvin Slornowitz C'Slomowitz"), each of which was evidenced by the following notes and secured by the following mortgages:

                  1. Mortgage Note ("Original East End Note") in the original principal amount of $14,200,000, secured by a Mortgage and Security Agreement ("Original East End Mortgage") on the East End Center recorded on November 15, 1988 in the Office of the Recording of Deeds (the "Public Office") of Luzerne County, Pennsylvania, in Mortgage Book 1550, at Page 467 (together, the "East End Center Note and Mortgage").

                  2. Mortgage Note ("Original Crescent Note") in the original principal sum of $12,000,000, secured by a Mortgage and Security Agreement ("Original Crescent Mortgage") on Crescent Street recorded on November 22, 1988, in the Plymouth County Registry of Deeds, Massachusetts, in Book 8842, at Page 12 (together, the "Crescent Street Note and Mortgage").

                  3. Mortgage Note ("Original Greenridge Note") in the original principal amount of $6,700,000, secured by a Mortgage and Security Agreement ("Original Greenridge Mortgage") on Greenridge Plaza and recorded on November 15, 1988, in the Public Office for Lackawanna County in Mortgage Book 1116, at Page 331 (together, the "Greenridge Note and Mortgage").

                  4. Mortgage Note ("Original Valmont Note") in the original principal amount of $6,100,000, secured by a Mortgage and Security Agreement ("Original Valmont Mortgage") on Valmont Plaza and recorded on November 15, 1988, in the Public Office for Luzerne County in Mortgage Book 15 5 1, at Page 82 (together, the "Valmont Note and Mortgage").

                  5. Mortgage Note ("Original Luzerne Note") in the original principal amount of $2,000,000, secured by a Mortgage and Security Agreement ("Original Luzerne Mortgage") on Luzerne Street and recorded on November 15, 1988, in the Public Office for Lackawanna County in Mortgage Book 1116, at Page 377 (together, the "Luzerne Street Note and Mortgage).

         B. In 1993, the Property was transferred by Slornowitz to Marks Centers Limited Partnership ("MarV), a Delaware limited partnership, and Lender, Slornowitz and Mark entered into Note and Mortgage Modification Agreements, all dated May 28, 1993, as follows:

                  1 . Modifying the East End Center Note and Mortgage and recorded in the Public Office of Luzerne County on June 11, 1993, in Mortgage Book 1859, at Page 334 (the "East End Modification").

                  2. Modifying the Crescent Street Note and Mortgage and recorded in the Plymouth County Registry of Deeds, Massachusetts, on June 18, 1993, in Book 11958, at Page 98 (the "Crescent Modification").

                  3. Modifying the Greenridge Note and Mortgage and recorded in the Public Office for Lackawanna County on June 15, 1993, in Mortgage Book 1487, at Page I (the "Greenridge Modification").

                  4. Modifying the Valmont Note and Mortgage and recorded in the Public Office for Luzeme County on June 11, 1993, in Mortgage Book 1859, at Page 311 (the "Valmont Modification").

                  5. Modifying the Luzerne Street Note and Mortgage and recorded in the Public Office for Lackawanna County on June 11, 1993, in Mortgage Book 1486, at Page 256 (the "Luzerne Modification").

         C. The Borrower is the current owner of the Property, and Lender and Borrower have agreed to amend and restate in their entirety the documents evidencing the above-referenced loans by (a) consolidating the Original East End Note and Original Crescent Note, as amended respectively by the East End Modification and Crescent Modification, and amending and restating them entirely, into a single note of $25,200,000 (the "Fixed Rate Note"), (b) consolidating the Original Greenridge Note, Original Valmont Note and Original Luzerne Note, as amended respectively by the Greenridge Modification, Valmont Modification and Luzeme Modification, and amending and restating them entirely, into a single note of $10,800,000 (the "Floating Rate Note"). The Fixed Rate Note together with the Floating Rate Note are together in this Mortgage sometimes called the "Note."

         D. The Original East End Mortgage, Original Crescent Mortgage, Original Greenridge Mortgage, Original Valmont Mortgage and Original Luzeme Mortgage, as amended respectively by the East End Modification, Crescent Modification, Greenridge Modification, Valmont Modification and Luzerne Modification (together, the "Original Mortgages") are hereby consolidated into and are amended and restated in their entirety into, this single Mortgage covering the Property.

         E. This Mortgage shall not be construed as a novation of any of the documents referred to above and shall not prejudice any present or future rights, remedies, benefits or powers belonging or occurring to Lender. This Mortgage shall in no way adversely affect or impair the lien priority of the Original Mortgages. In the event this Mortgage or any part thereof, or any instrument executed in connection herewith, shall be construed or shall operate to affect the lien priority of the Original Mortgages or any other documents of record, then to the extent such instrument creates a charge upon the Property and to the extent third persons acquiring an interest or lien upon the Property, or any part thereof, between the time of the recording of any of the Original Mortgages and this Mortgage are prejudiced thereby, this Mortgage shall be void and of no further force and effect. Notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all the terms and conditions of this Mortgage until all Secured Indebtedness owing from Borrower to Under has been paid.

         F. Borrower hereby absolutely and unconditionally, as an independent covenant, releases Lender, its officers, agents and employees ("Released Parties") from any claims, causes of action, liabilities or obligations, of any sort or kind, which against Released Parties the Borrower ever had, now has or its successors or assigns can, shall or may have arising out of or relating to the loans referred to above, and notes evidencing them, the Property, the Original Mortgages, or loan documents executed in connection therewith, or amendments thereto, or any matter collateral thereto, from the beginning of the world to the date of this Mortgage.

         G. This Mortgage secures: (1) the payment of the indebtedness evidenced by the Note with interest at the rates set forth in the Note, together with all renewals, modifications, consolidations and extensions of the Note, all additional advances or fundings made by Lender, and any other amounts required to be paid by Borrower under any of the Loan Documents, (collectively, the "Secured Indebtedness", and sometimes referred to as the "Loan") and (2) the full performance by Borrower of all of the terms, covenants and obligations set forth in any of the Loan Documents.

         H. Borrower makes the following covenants and agreements for the benefit of Lender or any party designated by Lender, including any prospective purchaser of the Loan Documents or participant in the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as, "Lender").

         NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower agrees to amend and restate the Original Mortgages in their entirety, which shall be effective against Lender by its acceptance hereof, as follows:

                                    ARTICLE I
                                GRANT OF SECURITY

         Section 1.01 REAL PROPERTY GRANT. Borrower irrevocably sells, transfers, grants, conveys, assigns and warrants to lender, its successors and assigns, WITH MORTGAGE COVENANTS, all of Borrower's present and future estate, right, title and interest in and to the following which are collectively referred to as the "Real Property":

         (1) that certain real property located in the County and State which is more particularly described in Exhibit " attached to this Mortgage or any portion of the real property; all easements, rights-of-way, gaps, strips and gores of land; streets and alleys; sewers and water rights; privileges, licenses, tenements, and appurtenances appertaining to the real property, and the reversion(s), remainder(s), and claims of Borrower with respect to these items, and the benefits of any existing or future conditions, covenants and restrictions affecting the real property (collectively, the "Land");

         (2) all things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "Improvements");

         (3) all present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Land and/or Improvements and all deposits made with respect to the Land and/or

Improvements, including, but not limited to, any security given to utility companies by Borrower, any advance payment of real estate taxes or assessments, or insurance premiums made by Borrower and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and all insurance proceeds payable to Borrower in connection with the Land and/or Improvements whether or not such insurance coverage is specifically required under the terms of this Mortgage ("Insurance Proceeds") (all of the items set forth in this paragraph are referred to collectively as "Rents and Profits");

         (4) all damages, payments and revenue of every kind that Borrower may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

         (5) all proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Land and/or Improvements, and all causes of action and recoveries for any diminution in the value of the Land and/or Improvements;

         (6) all Leases (as defined in Section 5.02 below), licenses, contracts, management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Land and/or Improvements; and

         (7) all names by which the Land and/or Improvements may be operated or known, and all rights to carry on business under those names, and all trademarks, trade names, and goodwill relating to the Land and/or Improvements.

         TO HAVE AND TO HOLD the Real Property, unto Lender, its successors and assigns, forever subject to the terms, covenants and conditions of this Mortgage.

         Section 1.02 PERSONAL PROPERTY GRANT. Borrower irrevocably sells, transfers, grants, conveys, assigns and war-rants to Lender, its successors and assigns, a security interest in Borrower's interest in the following personal property which is collectively referred to as "Personal Property":

         (1) any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

         (2) all rights to the use of water, including water rigbts appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Borrower in common with others and all documents of membership in any owner's association or similar group;

         (3) all plans and specifications prepared for construction of the Improvements; and all contracts and agreements of Borrower relating to the plans and specifications or to the construction of the Improvements;

         (4) all equipment, machinery, fixtures, goods, accounts, general intangibles, documents, instruments and chattel paper and all substitutions, replacements of, and additions to, any of the these items;

         (5) all sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale; and

          (6) all proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including judgments, condemnation awards or otherwise).

         All of the Real Property and the Personal Property are collectively referred to as the "Property."

         Section 1.03 CONDITIONS TO GRANT. If Borrower shall pay to Lender the Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Borrower shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Mortgage and all the rights granted by this Mortgage shall be released by Lender, at the sole cost and expense of Borrower, in accordance with the laws of the State.

                                   ARTICLE 11
                               BORROWER COVENANTS

         Section 2.01 DUE AUTHORIZATION, EXECUTION, AND DELIVERY

         (a) Borrower represents and warrants that the execution of the Loan Documents and the Indemnity Agreement have been duly authorized and there is no provision in the organizational documents of Borrower requiring further consent for such action by any other entity or person.

         (b) Borrower represents and warrants that it is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

         (c) Borrower represents and warrants that the execution, delivery and performance of the Loan Documents will not result in Borrower being in default under any provision of its organizational documents or of any mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

         (d) Borrower represents and warrants that the Loan Documents and the Indemnity Agreement have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower which are enforceable in accordance with their terms.

         Section 2.02 PERFORMANCE BY BORROWER. Borrower shall pay the Secured Indebtedness to Lender and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

         Section 2.03 WARRANTY OF TITLE.

         (a) Borrower warrants that it holds marketable and indefeasible fee simple absolute title to the Real Property, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those property specific exceptions to title recorded in the real estate records of the County and contained in Schedule B-1 of the title insurance policy or policies which have been approved by Lender (the "Permitted Exceptions"). The Property is free from all due and unpaid taxes, assessments and mechanics' and materialmen's liens.

         (b) Borrower further covenants to warrant and forever defend Lender from and against all persons claiming any interest in the Property.

         Section 2.04 TAXES, LIENS AND OTHER CHARGE.

         (a) Unless otherwise paid to Lender as provided in Section 2.05, Borrower shall pay all real estate and other taxes and assessments which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "Imposition(s)"). The Impositions shall be paid not later than ten (10) days before the dates on which the particular Imposition would become delinquent and Borrower shall produce to Lender receipts of the imposing authority, or other evidence reasonably satisfactory to Lender, evidencing the payment of the Imposition in full. If Borrower elects by appropriate legal action to contest any Imposition, Borrower shall first deposit cash or a bond with Lender as a reserve in an amount which Lender deten-nines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Borrower deposits this sum with Lender, Borrower shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Borrower shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.0
1), the monies which have been deposited with Lender pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Borrower.

         (b) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Lender, at Lender's option, the Secured Indebtedness shall immediately become due and payable. Notwithstanding the preceding sentence, the Lender's election to accelerate the Loan shall not be effective if (1) Borrower is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) Borrower agrees in writing to pay or reimburse Lender in accordance with Section 11.06 for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

         Section 2.05 ESCROW DEPOSITS. Without limiting the effect of Section
2.04 and Section 3.0 1, Borrower shall pay to Lender monthly on the same date the monthly installment is payable under the Note, an amount equal to 1/12~ of the amounts Lender reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the premiums for the insurance policies required under this Mortgage (collectively the "Premiums") until such time as Borrower has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Lender any additional amounts necessary to pay the Premiums and Impositions. BorrQwer will furnish to Lender bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Lender without any requirement to pay interest to Borrower on account of these funds. If an Event of Default occurs, Lender shall have the right, at its election, to apply any amounts held under this Section 2.05 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

         Section 2.06 CARE AND USE OF THE PROPERTY.

         (a) Borrower represents and warrants to Lender as follows:

                  (i) All authorizations, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements to be operated for the Use have been obtained, paid for and are in full force and effect.

                  (ii) The Improvements and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Borrower shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Borrower shall furnish Lender, on request, proof of compliance with the Requirements. Borrower shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements.

                  (iii) Borrower has complied with all requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants'and agreements by and between Borrower and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Borrower, at its sole cost and expense, shall keep the Property in good order, condition, and repair, and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property and the Improvements.

                  (iv) Borrower shall abstain from, and not permit, the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Lender.

                  (v) The zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by this Mortgage.

                  (vi) Construction of the Improvements on the Property is complete.

                  (vii) The Property is in good repair and condition, free of any material damage.

         (b) Lender shall have the right, at any time and from time to time during normal business hours, to enter the Property in order to ascertain Borrower's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and (but subject to the terms of the individual leases) to inspect premises occupied by tenants. Borrower shall cooperate with Lender performing these inspections,

         (c) Borrower shall use, or cause to be used, the Property continuously for the Use. Borrower shall not use, or permit the use of, the Property for any other use without the prior written consent of Lender. Borrower shall not file or record a declaration of condominium, master deed of trust or mortgage or any other similar document evidencing the imposition of a so-called "condominium regime" whether superior or subordinate to this Mortgage and (ii) Borrower shall not permit any part of the Property to be converted to, or operated as, a "cooperative" regime whereby the tenants or occupants participate in the ownership, management or control of any part of the Property.

         (d) Without the prior written consent of Lender, Borrower shall not (i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances, or (iii) subject the Property to restrictive covenants.

         Section 2.07 COLLATERAL SECURITY INSTRUMENTS. Borrower covenants and agrees that if Lender at any time holds additional security for any obligations secured by this Mortgage, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Mortgage. Lender may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Mortgage, and without waiving any breach or default of Borrower under this Mortgage or any other Loan Document.

         Section 2.08 SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.

         (a) Borrower shall immediately notify Lender of the commencement, or receipt of notice, of any and all actions or proceedings or other material matter or claim affecting the Property and/or the interest of Lender under the Loan Documents (collectively, "Actions"). Borrower shall appear in and defend any Actions.

         (b) Lender shall have the right, at the cost and expense of Borrower, to institute, maintain and participate in Actions and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Lender under the Loan Documents. Any money paid by Lender under this Section shall be reimbursed to Lender in accordance with Section 11.06 hereof.

         Section 2.09 LIENS AND ENCUMBRANCES. Without the prior written consent of Lender, to be exercised in Lender's sole and absolute discretion, other than the Permitted Exceptions, Borrower shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by this Mortgage (collectively, "Liens and Encumbrances"). If any Liens and Encumbrances are recorded against the Property or any part of the Property, Borrower shall obtain a discharge and release of any Liens and Encumbrances within fifteen (15) days after receipt of notice of their existence.

                                   ARTICLE III
                                    INSURANCE

         Section 3.01 REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.

         (a) During the term of this Mortgage, Borrower at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Lender as to amounts, types of coverage and the companies underwriting these coverages. In no event shall such policies be terminated or otherwise allowed to lapse. Borrower shall be responsible for its own deductibles. Borrower shall also pay for any insurance, or any increase of policy limits, not described in this Mortgage which Borrower requires for its own protection or for compliance with government statutes. Borrower's insurance shall be primary and without contribution from any insurance procured by Lender.

         Policies of insurance shall be delivered to Lender in accordance with the following requirements:

                  (1) All Risk Property insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (i) in an amount equal to 100% of the "Full Replacement Cost" of the Improvements and Personal Property, which for purposes of this Article III shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (ii) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (iii) providing for no deductible in excess of $10,000; and (iv) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Borrower and approved by Lender or by an engineer or appraiser in the regular employ of the insurer.

                  (2) Commercial General Liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (i) to be on the so-called "occurrence" form with a combined single limit of not less than the amount set forth in the Defined Terms; (ii) to continue at not less than this limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (iii) to cover at least the following hazards:
(a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Mortgage to the extent available.

                  (3) Business Income insurance in an amount sufficient to prevent Borrower from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover one (1) year's "Business Income" (as hereinafter defined). The amount of such insurance shall be increased from time to time during the terms of this Mortgage as and when new leases and renewal leases are entered into and rents payable increase or the annual estimate of gross income from occupancy of the Property increases to reflect such rental increases. "Business Income" shall mean the sum of (i) the total anticipated gross income from occupancy of the Property,- (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Borrower, (iii) the fair market rental value of any portion of the Property which is occupied by Borrower, and (iv) any other amounts payable to Borrower or to any affiliate of Borrower pursuant to leases.

                  (4) If Lender determines at any time that any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Borrower will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (i) the outstanding principal balance of the Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

                  (5) During the period of any construction or renovation or alteration of the Improvements, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Lender including an Occupancy endorsement and Worker's Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State.

                  (6) Workers' Compensation insurance, subject to the statutory limits of the State, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable).

                  (7) Boiler & Machinery insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown.

                  (8) Such other insurance as may from time to time be reasonably required by Lender against other insurable hazards, including, but not limited to, vandalism, earthquake, sinkhole and mine subsidence.

         (b) Lender's interest must be clearly stated by endorsement in the insurance policies described in this Section 3.01 as follows:

                  (1) The policies of insurance referenced in Subsections
(a)(1), (a)(3), (a)(4), (a)(5) and (a)(7) of this Section 3.01 shall identify Lender under the New York Standard Mortgagee Clause (non-contributory) endorsement.

                  (2) The insurance policy referenced in Section 3.01 (a)(2) shall name Lender as an additional insured.

                  (3) All of the policies referred to in Section 3.01 shall provide for at least thirty (30) days' written notice to Lender in the event of policy cancellation and/or material change.

         (c) All the insurance companies must be authorized to do business in New York State and the State and be approved by Lender. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc. and a claims paying ability of BBB or better according to Standard & Poors. If there are any Securities (as defined in Section 12.01) issued with respect to this Loan which have been assigned a rating by a credit rating agency approved by Lender (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Borrower shall deliver evidence satisfactory to Lender of payment of premiums due under the insurance policies.

         (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Lender upon request. If any policy is canceled before the Loan is satisfied, and Borrower fails to immediately procure replacement insurance, Lender resetves the right but shall not have the obligation immediately to procure replacement insurance at Borrower's cost.

         (e) Borrower shall be required during the term of the Loan to continue to provide Lender with original renewal policies or replacements of the insurance policies referenced in Section 3.01 (a). Lender may accept Certificates of Insurance evidencing insurance policies referenced in Subsections (a)(2), (a)(4), and (a)(6) of this Section 3.01 instead of requiring the actual policies. Lender shall be provided with renewal Certificates of Insurance, or Binders, not less than fifteen (15) days prior to each expiration. The failure of Borrower to maintain the insurance required under this Article III shall not constitute a waiver of Borrower's obligation to fulfill these requirements.

         (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Lender's Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Lender.

         Section 3.02 ADJUSTMENT OF CLAIMS. Borrower hereby authorizes and empowers Lender to settle, adjust or compromise any claims for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction.

         Section 3.03 ASSIGNMENT TO LENDER. In the event of the foreclosure of this Mortgage or other transfer of the title to the Property in extinguishment of the Secured Indebtedness, all right, title and interest of Borrower in and to any premiums or payments in satisfaction of claims or any other rights under insurance policies and any insurance policies covering , and to the extent applicable to, the Property shall pass to the transferee of the Property.

                                   ARTICLE IV
                           BOOKS, RECORDS AND ACCOUNTS

         Section 4.01 BOOKS AND RECORDS. Borrower shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

         (a) on a property by property basis, quarterly certified rent rolls signed and dated by Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 5.02) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within thirty (30) days after the end of each fiscal quarter;

         (b) on a property to property basis, a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Borrower in the form required by Lender, and if available, any quarterly operating statement prepared by an independent certified public accountant, within thirty to sixty (30-60) days after the close of each fiscal quarter of Borrower;

         (c) an annual balance sheet and profit and loss statement of Borrower in the form required by Lender, prepared and certified by Borrower, as the case may be, or if required by Lender, audited financial statements for Borrower and the Liable Party prepared by an independent certified public accountant acceptable to Lender within ninety (90) days after the close of each fiscal year of Borrower and the Liable Party, as the case may be; and

         (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming year and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

         Section 4.02 PROPERTY REPORTS. Upon request from Lender or its representatives and designees, Borrower shall furnish in a timely marmer to
Lender:

         (a) a property management report for the Property on a property to property basis, providing such information as reasonably requested by Lender, in reasonable detail and certified by Borrower (or an officer, general partner, member or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

         (b) an accounting of all security deposits held in connection with any Lease of any part of the Property on a property by property basis, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

         Section 4.03 ADDITIONAL MATTERS.

         (a) Borrower shall furnish Lender with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Lender or the rating agencies in form and substance satisfactory to Lender or the rating agencies.

         (b) Borrower shall furnish Lender and its agents convenient facilities for the examination and audit of any such books and records.

         (c) Lender and its representatives shall have the right upon prior written notice to examine and audit the records, books, management and other papers of Borrower and its affiliates or of any guarantor or indemnitor which reflect upon their financial condition and/or the income, expenses and operations of the Property, at each of the properties comprising the Property (for such applicable portion thereof) and at any office regularly maintained by Borrower, its affiliates or any guarantor or indemnitor where the books and records are located. Lender shall have the right upon notice to make copies and extracts from the foregoing records and other papers.

                                   ARTICLE V

               LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

         Section 5.01 BORROWER'S REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Lender as follows:

         (a) There are no leases or occupancy agreements affecting the Property except those leases and amendments listed on Exhibit B to the Assignment of Leases and Borrower has delivered to Lender true, correct and complete copies of all leases, including amendments (collectively, "Existing Leases") and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "Guaranties").

         (b) To the best knowledge of Borrower, there are no defaults by Borrower under the Existing Leases and Guaranties and, to the best knowledge of Borrower, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect.

         (c) To the best knowledge of Borrower, none of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

         (d) No Existing Leases may be amended terminated or canceled unilaterally by a tenant and no tenant may be released from its obligations, except as may be provided by the terms thereof.

         Section 5.02 ASSIGNMENT OF LEASES. In order to further secure payment of the Secured Indebtedness and the performance of Borrower's obligations under the Loan Documents, Borrower absolutely, presently and unconditionally grants, assigns and transfers to Lender all of Borrower's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties and (iii) the Rents and Profits. Borrower acknowledges that it is permitted to collect the Rents and Profits pursuant to a revocable license unless and until an Event of Default occurs. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases".

         Section 5.03 PERFORMANCE OF OBLIGATIONS.

         (a) Borrower shall perform all obligations under any and all Leases. If any of the acts described in this Section are done without the written consent of Lender, at the option of Lender, they shall be of no force or effect and shall constitute a default under this Mortgage.

         (b) Borrower agrees to furnish Lender executed copies of all future Leases. Borrower shall not, without the express written consent of Lender, (i) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to this Mortgage as Exhibit "B", or (ii) cancel or terminate any Leases except in the case of a default unless Borrower has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (iii) modify or amend any Leases in any material way unless after such modification the same remains in compliance with the Leasing Guidelines, or reduce the rent or additional rent, or (iv) unless the tenants remain liable under the Leases, consent to an unpermitted assignment of the tenant's interest or to an unpermitted subletting of the demised premises under any Lease, or (v) accept payment of advance rents or security deposits in an amount in excess of one month's rent or (vi) enter into any options to sell the Property.

         Section 5.04 SUBORDINATE LEASES. Each Lease affecting the Property shall be absolutely subordinate to the lien of this Mortgage and shall also contain a provision, satisfactory to Lender, to the effect that in the event of the judicial or non-judicial foreclosure of the Property, at the election of the acquiring foreclosure purchaser, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser. If requested to do so, the tenant shall agree to enter into a new Lease for the balance of the term upon the same terms and conditions. If Lender requests, Borrower shall cause a tenant or tenants to enter into subordination and attornment agreements or nondisturbance agreement with Lender on fonns which have been approved by Lender.

         Section 5.05 LEASING COMMISSIONS. Borrower covenants and agrees that all contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Lender and (ii) be subordinate to the lien of this Mortgage. Lender will be provided evidence of Borrower's compliance with this Section upon request.

                                   ARTICLE VI
                              ENVIRONMENTAL HAZARDS

         Section 6.01 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents, warrants, covenants and agrees to and with Lender that (i) neither Borrower nor, to the best of Borrower's knowledge, after due inquiry, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials (as defined in Section 6,05) at, on, under, within or about the Property except as expressly approved by Lender in writing and (ii) all operations or activities upon the Property, and any use or occupancy of the Property by Borrower are presently and shall in the future be in compliance with all Requirements of Environmental Laws (as defined in Section 6.06), (iii) Borrower will use best efforts to assure that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws, (iv) all operations or activities upon the Property are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (v) Borrower does not know of, and has not received, any written or oral notice of other communication from any person or entity (including, without limitation, a governmental entity) relating to Hazardous Materials or Remedial Work pertaining thereto, of possible liability of any person or entity pursuant to any Requirements of Environmental Laws, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing,
(vi) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, and (vii) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property.

         Section 6.02 REMEDIAL WORK. In the event any investigation or monitoring of site conditions or any clean-up, containinent, restoration, removal or other remedial work (collectively, the "Remedial WorV) is required under any Requirements of Environmental Laws, Borrower shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Borrower and approved in advance in writing by Lender, and under the supervision of a consulting engineer, selected by Borrower and approved in advance in writing by Lender. All costs and expenses of Remedial Work shall be paid by Borrower including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Lender's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Borrower shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, subject to the provisions of Sections 11.05 and 11.06.

                  Section 6.03 ENVIRONMENTAL SITE ASSESSMENT. Lender shall have the right, at any time and from time to time (but no more often than one time per calqndar year, or more often if facts exists which Lender reasonably believes necessitates the same), to undertake, at the expense of Borrower, an environmental site assessment on the Property, including any testing that Lender may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws. Borrower shall cooperate fully with Lender and its consultants performing such assessments and tests.

         Section 6.04 UNSECURED OBLIGATIONS. No amounts which may become owing by Borrower to Lender under this Article VI or under any other provision of this Mortgage as a result of a breach of or violation of this Article VI shall be secured by this Mortgage. The obligations shall continue in full force and effect and any breach of this Article VI shall constitute an Event of Default. The lien of this Mortgage shall not secure (i) any obligations evidenced by or arising under the Indemnity Agreement ("Unsecured Obligations"), or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Mortgage but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Lender to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Mortgage following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

          Section 6.05 HAZARDOUS MATERIALS.

          "Hazardous Materials" shall include without limitation:

         (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws;

         (b) As to the portions of the Property located in Pennsylvania, those substances defined as "hazardous wastes" under any local and/or State statute, including without limitation, the provisions of the Pennsylvania Clean Streams Law, 35 P.S.A. Section 691.1 et seq. (Supp. 1982) and the Pennsylvania Solid Waste Management Act, 35 P.S.A. Section 6018.101et seq. (Purdon Supp. 1983), and in the regulations, if any, promulgated pursuant to such laws. As to the Crescent Street property, any toxic or hazardous waste, material or substance or oil or pesticide listed in, covered by, or regulated pursuant to M.G.L.c. 21C or M.G.L.c. 21E, and in the regulations adopted pursuant thereto, including the Massachusetts Contingency Plan, as the same may be amended from time to time;

         (c) Those chemicals known to cause cancer or reproductive toxicity, as published pursuant to any State or federal laws;

         (d) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

         (e) Any material, waste or substance which 'is (A) petroleum, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq . (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq; (F) flammable explosives; or (G) radioactive materials; and

         (f) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

         Section 6.06 REQUIREMENTS OF ENVIRONMENTAL LAWS. "Requirements of Environmental Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                   ARTICLE VII
                     CASUALTY, CONDEMNATION AND RESTORATION

         Section 7.01 BORROWER'S REPRESENTATIONS.

         Borrower represents and warrants as follows:

         (a) Except as expressly approved by Lender in writing, no casualty or damage to any part of the Property which would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced.

         (b) No part of the Property has been taken in condemnation or other similar proceeding or transferred in lieu of condemnation, nor has Borrower received notice of any proposed condemnation or other similar proceeding affecting the Property.

         (c) There is no pending proceeding for the total or partial condemnation of the Property.

         Section 7.02 RESTORATION.

         (a) Borrower shall give prompt written notice of any casualty to the Property to Lender whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Borrower covenants and agrees to commence and diligently pursue to completion the Restoration.

         (b) Borrower assigns to Lender all Insurance Proceeds which Borrower is entitled to receive in connection with a casualty whether or not such insurance is required under this Mortgage. In the event of any damage to or destruction of the Property, and provided (1) an Event of Default does not currently exist, and
(2) Lender has determined that (i) there has not been an Impairment of the Security (as defined in Section 7.02 (c)), and (ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "Restoration") can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to the casualty, the Net Insurance Proceeds shall be applied to the Cost of Restoration in accordance iwith the terms of this Article. Lender shall hold and disburse the Insurance Proceeds less the cost, if any, to Lender of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Insurance Proceeds") to the Restoration.

         (c) For the purpose of this Article, "Impairment of the Security" shall mean any or all of the following: (i) any of the Leases for more than 15,000 square feet existing immediately prior to the damage, destruction condemnation or casualty shall have been cancelled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty; (ii) the casualty or damage occurs during the last year of the term of the Loan [for this purpose the Fixed Rate Note and Floating Rate Note each shall be deemed a Loan, with the East End Center and Crescent Street (together, the "Fixed Rate Property"), being attributable to the Fixed Rate Note and Greenridge Plaza, Valmont Plaza and Luzerne Street (collectively, the "Floating Rate Property") being attributed to the Floating Rate Note]; or (iii) restoration of the Property is estimated to require more than one year to complete from the date of the occurrence.

         (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article, Borrower shall comply with Lender's Requirements For Restoration as set forth in Section 7.04 below. Upon Borrower's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Lender shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Lender to Borrower.

         (e) In the event that the conditions for Restoration set forth in this Section have not been met, Lender may, at its option, first apply the Net Insurance Proceeds to the reduction of the portion of Secured Indebtedness allocable to the portion of the Property affected, and then to other Secured Indebtedness in such order as Lender may determine and Lender may declare the portion of the entire Secured Indebtedness allocable to the portion of the Property affected immediately due and payable. After payment in full of the entire Secured Indebtedness, any remaining Restoration Funds shall be paid to Borrower.

         Section 7.03 CONDEMNATION.

         (a) If the Property or any part of the Property is taken by reason of any condenmation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("Condemnation"), Lender shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("Condemnation Proceeds"). At its option, Lender shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation.

         (b) Borrower assigns to Lender all Condemnation Proceeds which Borrower is entitled to receive. In the event of any Condemnation, and provided (1) an Event of Default does not currently exist, and (2) Lender has determined that
(i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, then Borrower shall commence and diligently pursue to completion the Restoration. Lender shall hold and disburse the Condemnation Proceeds less the cost, if any, to Lender of recovering the Condemnation Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Condemnation Proceeds") to the Restoration.

         (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Borrower shall comply with Lender's Requirements For Restoration as set forth in Section 7.04 below. Upon Borrower's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Lender shall pay any remaining Restoration Funds (as defined in Section 7.04 below) then held by Lender to Borrower.

         (d) In the event that the conditions for Restoration set forth in this Section have not been met, Lender may, at its option, first apply the Net Condemnation Proceeds to the reduction of the portion of the Secured Indebtedness allocable to the portion of the Property affected and then to other Secured Indebtedness in such order as Lender may determine and Lender may declare the entire Secured Indebtedness allocable to the portion of the Property affected immediately due and payable. After payment in full of the entire Secured Indebtedness, any remaining Restoration Funds shall be paid to Borrower.

         Section 7.04 REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed in a writing signed by Lender, the following are the Requirements For
Restoration:

         (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the "Work"), Borrower shall provide Lender for its review and written approval
(i) complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect satisfactory to Lender (the "Architect") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "Approved Plans and Specifications"); (ii) the amount of money which Lender reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the "Restoration Funds"); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Lender (the "Contractor") in a form approved by Lender in writing; and (v) a surety bond and/or guarantee of payment with respect to the completion of the Work. The bond or guarantee shall be satisfactory to Lender in form and amount and shall be signed by a surety or other entities who are acceptable to Lender.

         (b) Borrower shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Borrower shall have complied with the requirements of subsection (a) of this Section 7.04. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Lender's discretion, waived, Lender shall disburse the Restoration Funds in increments to Borrower, from time to time as the Work progresses:

                  (i) Architect shall be in charge of the Work.

                  (ii) Lender shall disburse the Restoration Funds directly or through escrow with a title company selected by Borrower and approved by Lender, upon not less than ten (10) days' prior written notice from Borrower to Lender and Borrower's delivery to Lender of (A) Borrower's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in a form satisfactory to Lender which states that (a) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements, (b) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and
(c) when added to all sums previously paid by Lender, the requested amount does not exceed the value of the Work completed to the date of such certificate; and
(B) evidence satisfactory to Lender that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any (y) a title search or by other evidence satisfactory to Lender that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Lender's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions.

                  (iii) The final Request for Payment shall be accompanied by
(i) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements, (ii) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements,
(iii) evidence that the costs of the Restoration have been paid in full, and
(iv) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Lender's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions.

         (c) If (i) within sixty (60) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Borrower fails to submit to Lender and receive Lender's approval of plans and specifications or fails to deposit with Lender the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are approved by all such governmental authorities and Lender, Borrower fails to commence promptly or diligently continue to completion the Restoration, or (iii) Borrower becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then, in addition to all of the rights herein set forth and after ten (10) days' written notice of the non-fulfillment of one or more of these conditions, Lender may apply the Restoration Funds to reduce the Secured Indebtedness in such order as Lender may determine, and at Lender's option and in its sole discretion, Lender may declare the Secured Indebtedness immediately due and payable together with the Prepayment Fee.

                                  ARTICLE VIII
                           REPRESENTATIONS OF BORROWER

         Section 8.01 ERISA. Borrower hereby represents, warrants and agrees that: (i) it is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a
 "Plan"); (ii) Borrower's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3101; (iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets", (iv) Borrower will not engage in any transaction which would cause any obligation hereunder to be a nonexempt prohibited transaction under ERISA; and (v) Borrower will deliver to Lender such certifications or other evidence of its compliance with this Section from time to time throughout the Loan as Lender may request.

         Section 8.02 NON-RELATIONSHIP. Borrower hereby represents and warrants that neither Borrower nor any general partner, director, member or officer of Borrower nor, to Borrower's knowledge, any person who is a Borrower's Constituent (as defined in Section 8.03) is (i) a director or officer of Metropolitan Life Insurance Company ("MetLife"), (ii) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them, (iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (iv) a spouse of a director or officer of MetLife.

         Section 8.03 NO ADVERSE CHANGE.

          Borrower represents and warrants that:

         (a) there has been no material adverse change from the conditions shown in the application submitted for the Loan by Borrower ("Application") or in the materials submitted in connection with the Application in the credit rating or financial condition of Borrower, the general partners, shareholders or members of Borrower or any entity which is a general partner, shareholder or member of Borrower, respectively as the case may be (collectively, "Borrower's Constituents", but Borrower's Constituents shall exclude limited partners of Borrower and the unrelated owners of any interests of the general partner of Borrower which are traded on a national securities exchange).

         (b) Borrower has delivered to Lender true and correct copies of all Borrower's organizational documents and except as expressly approved by Lender in writing, there have been no changes in Borrower's Constituents since the date that the Application was executed by Borrower.

         (c) Neither Borrower, nor any of the Borrower's Constituents, is involved in any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Borrower, no such proceeding is contemplated or threatened.

         (d) Borrower has received reasonably equivalent value for the granting of this Mortgage.

         Section 8.04 FOREIGN INVESTOR. Borrower hereby represents and warrants that neither Borrower nor any of Borrower's Constituents are, and no legal or beneficial interest in a partner, member or stockholder of Borrower or any of Borrower's Constituents is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended, or Regulations promulgated pursuant thereto.

         Section 8.05 SECURITIES LAWS. The limited partnership interests evidenced by the Borrower's Organizational Documents have been issued in accordance with all applicable federal and state securities laws, or authorized exemptions from such securities laws, including, but not limited to, the Securities Act of 1933, as amended and the Securities and Exchange Act of 1934. Ile limited partnership interests of Borrower have not been issued in violation of any federal, state or local securities law, and to the extent that these securities have been issued in reliance on exemptions from such federal or state securities law, all necessary steps have been taken to qualify for such exemptions. Tle limited partners of Borrower have been properly notified of all applicable securities laws and related restrictions on their ability to transfer, sell or otherwise dispose of their partnership interests in Borrower. The name of Lender is not and will not be in any of the offering materials provided or to be provided to any person, including, but not limited to, any of the limited partners of Borrower, nor has there been any representation, whether written, oral or otherwise, that Lender in any way has participated or endorsed the offering of the partnership interests in Borrower.

                                   ARTICLE IX
                            EXCULPATION AND LIABILITY

         Section 9.01 LIABILITY OF BORROWER.

         (a) Upon the occurrence of an Event of Default, except as provided in this Section 9.01, Lender will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Lender to proceed against Borrower and the general partners of Borrower and/or the Liable Parties, if any, (i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Lender; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Lender; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Lender acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with Article VI of this Mortgage pertaining to hazardous materials or the Indemnity Agreement; (vii) to recover all amounts expended and reasonable expenses of Lender in connection with the exercise of its rights and remedies under the Loan

Documents and/or the foreclosure of this Mortgage; (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of this Mortgage pertaining to ERISA; and/or (ix) to the extent Lender does not require deposits on account of Impositions and/or Premiums, to the extent that any obligations for which the Impositions or Premiums deposit was not paid by Borrower.

         (b) The limitation of liability set forth in this Section 9.01 shall not apply and the Loan shall be fully recourse in the event (i) of a violation of either Section 10.01 or Section 10.02 or Section 10.05 or Section 10.06 of this Mortgage, or (ii) that Borrower (A) commences a voluntary bankruptcy or insolvency proceeding or (B) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower and is not dismissed within 90 days of filing or
(C) that Borrower or any general partner of Borrower, or any person related to or affiliated with Borrower or any general partner in Borrower, takes any action that challenges, interferes with, or delays the exercise of Lender's rights or remedies available under the Loan Documents, at law or in equity. In addition, this agreement shall not waive any rights which Lender would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

                                    ARTICLE X
                   CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

         Section 10.01 CONVEYANCE OF PROPERTY, CHANGE IN QWNERSHIP COMPOSITION.

         (a) Borrower shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of, or (ii) any transfer, assignment or conveyance of any general partnership interest in Borrower or any interest in Borrower's Constituents or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Borrower or any of the general partners of Borrower, including, without limitation, any conversion of Borrower or any general partner of Borrower from a general partnership or limited partnership to a limited partnership, general partnership, a limited liability partnership or a limited liability company (collectively, "Transfers").

         (b) The prohibitions on transfer shall not be applicable to (i) transfer of limited partnership interests of the Borrower, provided that at all times the Liable Party maintains at least 50% partnership interest in the Borrower; (ii) transfers of the shares or stock of Liable Party so long as the Liable Party is a publicly traded company on a national stock exchange; (iii) transfers of the shares or stock of Liable Party if the Liable Party no longer is a publicly traded company on a national stock exchange, provided that the Liable Party has a net worth of not less than $15,000,000 and either Ross Dworman or Kenneth Bernstein retains effective management control over the Liable Party and Borrower; and (iv) the consolidation, merger, reorganization or other change in the ownership structure of Borrower or Liable Party if the Liable Party is no longer a publicly traded company on a national stock exchange, provided Liable Party has a net worth of not less than $15,000,000 and either Ross Dworman or Kenneth Bernstein retains effective management control over Liable Party and Borrower.

         Section 10.02 PROHIBITION ON SUBORDINATE FINANCING. Borrower shall not incur or permit the incurring of (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (ii) any pledge or encumbrance of a partnership (other than a limited partnership interest), member or shareholder or beneficial interest in Borrower.

          Section 10.03 INTENTIONALLY OMITTED.

         Section 10.04 STATEMENTS REGARDING OWNERSHIP. Borrower agrees to submit or cause to be submitted to Lender within thirty (30) days after December 31st of each calendar year during the term of this Mortgage and ten (10) days after any written request by Lender, a swom, notarized certificate, signed by an authorized (i) individual who is Borrower or one of the individuals comprising Borrower, (ii) member of Borrower, (iii) partner of Borrower or (iv) officer of Borrower, as the case may be, stating whether (x) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any interest in Borrower has been made by Borrower and if so, to whom; or (z) there has been any change in the general partner of Borrower or in Borrower's Constituents from those on the Execution Date, and if so, a description of such change or changes.

         Section 10.05 ONETIME TRANSFER RIGHT.

         (a) Notwithstanding anything in Article X to the contrary, Borrower shall have the one time right to transfer either or both of the East End Center and/or Crescent Street properties, subject to compliance with all of the following conditions:

                  (i) The Floating Rate Note shall have previously been paid off in ftill, and

                  (ii) There shall exist no Event of Default, and

                  (iii) Lender has in writing approved, acting reasonably, of the transferee, and

                  (iv) The transferee shall be able to make, and shall make the representations set forth in Sections 8.01 and 8.02 of this Mortgage, and

                  (v) The cash flow, in the opinion of Lender, derived from the Crescent Street property shall be no less than 1.50 times the portion of the annual payments required under the Fixed Payment Note attributable to Crescent Street property, and the cash flow, in the opinion of Lender, derived from the East End Center property shall be no less than 1.35 times the portion of the annual payments required under the Fixed Payment Note attributable to the East End Center property; and

                  (vi) The Loan to value ratio of the portion of the Fixed Payment Note attributable to Crescent Street property with the value of Crescent Street property shall not be greater than 77% and the Loan to value ratio of the portion of the Fixed Payment Note attributable to the East End Center with the value of East End Center shall not be greater than 77%, and

                  (vii) Borrower or the transferee shall pay a fee equal to one percent (1%) of the portion of the Fixed Rate Note being assumed by the transferee, together with a processing fee of $5,000, and

                  (viii) the Loan Documents shall be modified to amend and restate into a separate note, mortgage and other of the Loan Documents, the portion of the Fixed Rate Note being assumed and the property being transferred, if applicable (and separate from the portions being retained, if applicable), in a manner satisfactory to Lender, and the transferee shall expressly assume (or execute) such applicable documents and indemnity agreement in a form and manner reasonably satisfactory to Lender, and an additional liable party acceptable to Lender shall execute a guaranty and indemnity agreement (in the form of the Guaranty and Indemnity Agreement) with respect to events occurring from and after the date of transfer; and

                  (ix) the transferee (or the principal of the transferee if the transferee is a single purpose entity) must have a net worth not less than $15,000,000, and

                  (x) the transferee must be experienced in the ownership, management and leasing of properties similar to the property being transferred, and

                  (xi) Borrower or transferee must pay all costs and expenses incurred by Lender in connection with the transfer, including without limitation title insurance premiums, documentation costs and reasonable attorneys' fees, and

                  (xii) if the Fixed Rate Loan (or any portion thereof) has been securitized, Lender shall have received confirmation that the assumption thereof by transferee will not result in an adverse change in the rating of the securities by the applicable rating agency.

         No transfer shall release Borrower or the Liable Party, from their obligations under the Loan Documents, the Indemnity Agreement or the Guaranty with respect to events arising or occurring prior to the date of transfer.

         (b) Borrower shall not have any rights of transfer under the Loan Documents with respect to Greenridge Plaza, Valmont Plaza or Luzerne Street except as provided in Section 10.06 below.

         Section 10.06 RELEASES. Notwithstanding any provision prohibiting transfers in the Loan Documents, and provided no Event of Default exists and there is no default under the Indemnity Agreement or Guaranty, Lender shall release from the lien of this Mortgage any or all of the Greenridge Plaza, Valmont Plaza or Luzerne Street properties upon the sale thereof, but only upon compliance with all of the following conditions:

         (a) Borrower presents Lender with a bona fide contract for sale with a party unrelated to Borrower, certified to be true, correct and complete, and gives Lender at least 30 days' prior notice of the applicable settlement date, and

         (b) the loan documentation evidencing and effectuating the release must be satisfactory to Lender, and if the amortization payments have commenced under the Floating Rate Note, the monthly payments shall be reset based upon the remainder of the amortization period, and

         (c) Lender shall have received such endorsements to its title insurance policy as it may reasonably require including, without limitation, partial release endorsement and bring down to the date of the partial release, and

         (d) Borrower must pay all of Lender's expenses, including attorneys' fees incurred in connection with the release, and

         (e) the proceeds of sale shall be distributed as follows:

                  (i) if the sale price is in excess of the outstanding principal balance, accrued interest and all other sums due and payable and attributable to the portion of the Floating Rate Note attributable to the property being released, such sales price shall be distributed in the following order of priority, to the extent available: (A) to Lender in full payment of the outstanding principal balance of the portion of the Floating Rate Note, accrued interest and all other sums due and payable and attributable to the property being released, (B) to Borrower in an amount equal to ten percent (10%) of the then outstanding balance of the portion of the Floating Rate Note attributable to the property being released, (C) to Borrower to reimburse Borrower for any reasonable out-of-pocket expenses incurred in connection with such sale transaction, (D) to Borrower to reimburse Borrower for any outstanding capital expenses which were funded on an out-of-pocket basis by Borrower with respect to the property being sold and which have not yet been reimbursed to Borrower under the Capital Escrow Agreement, (E) to Lender and Borrower, split equally, with the amount so paid to Lender being used to reduce the principal balance of the Floating Rate Note (pro rata as attributable to the remaining properties) and then to reduce the Fixed Rate Note (pro rata as attributable to each property, without Prepayment Fee), or

                  (ii) if the sales price is not in excess of the outstanding principal balance, accrued interest and all other sums due and payable and attributable to the portion of the Floating Rate Note attributable to the property being released, or if the application of (i) above is not sufficient to pay the same in its entirety, the Borrower nevertheless shall pay to Lender in full the outstanding principal balance, all accrued interest and other sums due and payable and attributable to the portion of the Floating Rate Note attributable to the property being released.

         Section 10.07 ATTRIBUTION.

         (a) In numerous instances and circumstances this Mortgage refers either to portions of the Fixed Rate Note and/or Floating Rate Note attributable to a property. This is a result of the consolidation of various notes as referred to in the RECITALS.

         (b) For the purposes of interpretation, as of the date of this Mortgage, the Fixed Rate Note, with a principal balance of $25,200,000 shall be deemed to be composed of two notes attributable to properties as follows:

                   (i)      $16,300,000 to East End Center (64.68253%)

                   (ii)     $8,900,000 to Crescent Street property (35.31746%)

         (c) For the purposes of interpretation, as of the date of this Mortgage, the Floating Rate Note, with a principal balance of $10,800,000 shall be deemed to be composed of three notes attributable to properties as follows:

                   (i)      $6,100,000 to Greenridge Plaza (56.48148%)

                   (ii)     $3, 100,000 to Valmont Plaza (28.70370%)

                   (iii)    $1,600,000 to Luzerne Street (14.8148 1%)

         (d) Except in the case of an Event of Default, Lender shall allocate principal payments made under the Fixed Rate Note or Floating Rate Note in the percentages specified in paragraphs (b) and (c) above, and at any given time the portion attributable to the property specified in paragraphs (b) and (c) above shall be the percentages so specified unless and until there is a release of any property, in which event the percentage shall be reallocated between the remaining properties in proportion to the outstanding balances then attributable to such properties.

                                   ARTICLE XI
                              DEFAULTS AND REMEDIES

         Section 11.01 EVENTS OF DEFAULT. Any of the following shall be deemed to be a material breach of Borrower's covenants in this Mortgage and shall constitute a default ("Event of Default"):

         (a) The failure of Borrower to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Lender or otherwise, within seven (7) days of the due date of such payment; provided, howe ver, no notice shall be required to be given and no grace period shall apply to the payment due on the Maturity Date under the Fixed Rate Note or Floating Rate Note.

         (b) The failure of Borrower to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure;

         (c) The filing by Borrower or the Liable Party of a voluntary petition or application for relief in bankruptcy, the filing against Borrower or Liable Party of an involuntary petition or application for relief in bankruptcy which is not dismissed within ninety (90) days, or Borrower's or Liable Party's adjudication as a bankrupt or insolvent, or the filing by Borrower or Liable Party of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or Borrower's or Liable Party's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of Borrower or Liable Party or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making by Borrower or Liable Party of any general assigm-nent for the benefit of creditors, or the admission in writing by Borrower or Liable Party of its inability to pay its debts generally as they become due;

         (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Borrower, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading;

         (e) If Borrower shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (1) impair Borrower's title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property; or

         (f) If Liable Party shall default under the Guaranty or Indemnity Agreement;

         Section 11.02 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default, the Secured Indebtedness shall, at the option of Lender, become immediately due and payable, without further notice or demand, and Lender may undertake any one or more of the following remedies:

         (a) Foreclosure, Institute a foreclosure action either as a whole or in separate parcels as Lender may determine in accordance with the law of the State, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. If the Property is sold as separate parcels, Lender may direct the order in which such parcels are sold. In the case of a judicial proceeding, Lender may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Lender is the purchaser at the foreclosure sale of the Property, the foreclosure sale price shall be applied against the total amount due Lender; and/or

         (b) STATUTORY POWER OF SALE. With respect to the Crescent Street property, exercise the STATUTORY POWER OF SALE. Institute a non-judicial foreclosure proceeding in compliance with applicable law in effect on the date foreclosure is commenced for the Lender to sell the Property either as a whole or in separate parcels as Lender may determine at public sale or sales to the highest bidder for cash, in order to pay the Secured Indebtedness owed as of the date of the sale, together with all costs of suit and interest at the maximum rate permitted by law until receipt of payment, together with a reasonable attorney's fee for collection but in no event less than $25,000. If the Property is sold as separate parcels, Lender may direct the order in which the parcels are sold. Lender shall deliver to the purchaser a deed or deeds without covenant or warranty, express or implied. Lender may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time may further postpone the sale by public announcement in accordance with applicable law. The STATUTORY POWER OF SALE shall not be exhausted until the Crescent Street property shall have been sold or the entire Secured Indebtedness has been paid in full; and/or

         (c) Entry- Enter into possession of the Property, lease the Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Lender, in Lender's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

         (d) Receivership Have a receiver appointed to enter into possession of the Property as a matter of right, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Lender shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Borrower or any of the Liable Parties. Borrower and Liable Parties shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any of the Rents and Profits by Lender or any receiver shall not affect or cure any Event of Default.

         (e) CONFESSION OF JUDGMENT FOR POSSESSION. FOR THE PURPOSE OF
OBTAINING POSSESSION OF EACH OF THE PARCELS LOCATED IN PENNSYLVANIA AND BEING A PART OF THE PROPERTY, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR BORROWER AND ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER, TO APPEAR AND CONFESS JUDGMENT IN EJECTMENT FOR POSSESSION OF THE APPLICABLE PORTION OF THE PROPERTY AGAINST BORROWER, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER, IN FAVOR OF LENDER, FOR RECOVERY BY LENDER OF POSSESSION THEREOF, FOR WHICH THIS MqRTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE APPLICABLE PORTION OF THE PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE APPLICABLE PORTION OF THE PROPERTY SHALL REMAIN IN OR BE RESTORED TO BORROWER, LENDER SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO ENTER JUDGMENT AGAINST BORROWER BY CONFESSION AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE APPLICABLE PORTION OF THE PROPERTY. LENDER MAY CONFESS JUDGMENT IN EJECTMENT BY CONFESSION BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS MORTGAGE OR TO ENFORCE THE NOTE, OR AFTER ENTRY OF JUDGMENT THEREIN OR ON THE NOTE, OR AFTER A SHERIFF'S SALE OF THE PROPERTY, OR ANY PORTION THEREOF IN WHICH LENDER IS THE SUCCESSFUL BIDDER, IT BEING THE UNDERSTANDING OF THE PARTIES THAT THE AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR OBTAINING

POSSESSION AND CONFESSION OF JUDGMENT THEREIN IS AN ESSENTIAL PART OF TTIE REMEDIES FOR ENFORCEMENT OF THIS MORTGAGE AND THE NOTE, AND SHALL SURVIVE ANY EXECUTION SALE TO LENDER, AND MAY BE EXERCISED AS MANY TIMES AS LENDER DETERMINES THE NEED THEREFOR.

         Section 11.03 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the Property pursuant to Section 11.02 of this Mortgage, to the extent permitted by law, the Lender shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

         Section 1l.04 WAIVER OF JURY TRIAL. To the fullest extent permitted bylaw, Borrower and Lender HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, the Notes, this Mortgage or any of the Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver.

         Section 11.05 LENDER'S RIGHT TO PERFORM BORROWER'S OBLIGATIONS. Borrower agrees that, if Borrower fails to perform any act or to pay any money which Borrower is required to perform or pay under the Loan Documents, Lender may make the payment or perform the act at the cost and expense of Borrower and in Borrower's name or in its own name. Any money paid by Lender under this
Section 11.05 shall be reimbursed to Lender in accordance with Section 11.06.

         Section 11.06 LENDER REIMBURSEMENT. All payments made, or funds expended or advanced by Lender pursuant to the provisions of any Loan Document, shall (1) become a part of the Secured Indebtedness, (2) bear interest if with respect to the East End or Crescent Street properties at the Interest Rate as set forth in the Fixed Rate Note, or if with respect to the Greenridge Plaza or Valmont Plaza or Luzerne Street properties, at the Interest Rate set forth in the Floating Rate Note, from the date such payments are made or funds expended or advanced, (3) become due and payable by Borrower upon demand by Lender, and
(4) if with respect to the East End or Crescent Street properties, bear interest at the Default Rate as set forth in the Fixed Rate Note, or if with respect to the Greenridge Plaza or Valmont Plaza or Luzerne Street properties, at the Interest Rate set forth in the Floating Rate Note, from the date of such demand. Borrower shall reimburse Lender within ten (10) days after receipt of written demand for such amounts.

         Section 11.07 FEES AND EXPENSES. If Lender becomes a party (by intervention or otherwise) to any action or proceeding affecting, directly or indirectly, Borrower, the Property or the fitle thereto or Lender's interest under this Mortgage, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Borrower shall reimburse Lender in accordance with Section 11.06 for all expenses, costs, charges and reasonable legal fees incurred by Lender (including, without limitation, the fees and expenses of experts and consultants), whether or not suit is commenced.

         Section 11.08 WAIVER OF CONSEQUENTIAL DAMAGES. Borrower covenants and agrees that in no event shall Lender be liable for consequential damages, and to the fullest extent permitted by law, Borrower expressly waives all existing and future claims that it may have against Lender for consequential damages.

         Section 11.09 ADDITIONAL REMEDIES. Not in limitation of, but in addition to the remedies provided above, as to the Crescent Street property, Lender shall have all rights and remedies provided under the laws of the Commonwealth of Massachusetts, and as to the balance of the Property all rights and remedies provided under the laws of the Commonwealth of Pennsylvania.

                                   ARTICLE XII
                   BORROWER AGREEMENTS AND FURTHER ASSURANCES

          Section 12.01 PARTICIPATION AND SALE OF LOAN.

         (a) Lender may sell, transfer or assign its entire interest or one or more participation interests in the Loan (or portions thereof) and the Loan Documents at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Lender may issue mortgage passthrough certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Secured Indebtedness and to Borrower or the Liable Party and the Property, whether furnished by Borrower, the Liable Party or otherwise, as Lender determines necessary or desirable.

         (b) Borrower will cooperate with Lender and the rating agencies in furnishing such information and providing such other assistance, reports and legal opinions as Lender may reasonably request in connection with any such transaction. In addition, Borrower acknowledges that Lender may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Lender's possession or which Lender is entitled to receive under the Loan Documents, with respect to the Loan, Borrower, Liable Party or the Property. Borrower shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower or the Liable Party as may be requested by Lender, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest.

         Section 12.02 REPLACEMENT OF NOTE. Upon notice to Borrower of the loss, theft, destruction or mutilation of either the Fixed Rate Note or Floating Rate Note, Borrower will execute and deliver, in lieu of the original thereof, a replacement note, identical in form and substance either to the Fixed Rate Note or Floating Rate Note, as applicable, and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall include the replacement note, and all references to the Fixed Rate Note or Floating Rate Note, if replaced, shall include the replacement note.

         Section 12.03 BORROWER'S ESTOPPEL. Within ten (10) days after a request by Lender, Borrower shall furnish an acknowledged written statement in form satisfactory to Lender (i) setting forth the amount of the Secured Indebtedness, (ii) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Lender may reasonably request. If Borrower does not furnish an estoppel certificate within the 10-day period, Borrower appoints Lender as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

         Section 12.04 FURTHER ASSURANCES. Borrower shall, without expense to Lender, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Lender shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Lender the Property and rights conveyed or assigned by this Mortgage or which Borrower may become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Mortgage. If Borrower fails to comply with the terms of this Section, Lender may, at Borrower's expense, perfonn Borrower's obligations for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender as its attomey-in-fact to do so. The appointment of Lender as attorney-in-fact is coupled with an interest.

         Section 12.05 SUBROGATION. Lender shall be subrogated to the lien of any and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.

                                  ARTICLE XIII
                               SECURITY AGREEMENT

         Section 13.01 SECURITY AGREEMENT.

         THIS MORTGAGE CREATES A LIEN ON THE PROPERTY. IN ADDITION, TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY OR FIXTURES UNDER APPLICABLE LAW, THIS MORTGAGE CONSTITUTES A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE PROPERTY IS LOCATED (THE "U.C.C.") AND ANY OTHER APPLICABLE LAW AND IS FILED AS A FIXTURE FILING. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, LENDER MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR LENDER MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH LENDER'S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS MORTGAGE. THIS FINANCING STATEMENT SHALL REMAIN IN EFFECT AS A FIXTURE FILING UNTIL THIS MORTGAGE IS RELEASED OR SATISFIED OF RECORD.

         Section 13.02 REPRESENTATIONS AND WARRANTIES.

          Borrower warrants, represents and covenants as follows:

         (a) Borrower owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Lender in writing. Borrower will notify Lender of, and will protect, defend and indemnify Lender against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

         (b) The Personal Property has not been used and shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Borrower's business.

         (c) Borrower will not remove the Personal Property without the prior written consent of Lender, except the items of Personal Property which are consumed or worn out in ordinary usage shall be promptly replaced by Borrower with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

         Section 13.03 CHARACTERIZATION OF PROPERTY. The grant of a security interest to Lender in this Mortgage shall not be construed to limit or impair the lien of this Mortgage or the rights of Lender with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

         Section 13.04 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is understood and agreed that in order to protect Lender from the effect of U.C.C. Section 9-313, as amended from time to time and as enacted in the State, in the event that Borrower intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

         (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Borrower shall obtain the prior written approval of Lender. All requests for such written approval shall be in writing and contain the following information: (i) a description of the fixtures; (ii) the address at which the fixtures will be located; and (iii) the name and address of the proposed holder and proposed amount of the security interest.

         (b) Borrower shall pay all sums and perform all obligations secured by the security agreement. A default by Borrower under the security agreement shall constitute a default under this Mortgage. If Borrower fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Lender, at its option, may pay the secured amount and Lender shall be subrogated to the rights of the holder of the purchase money security interest.

         (c) Lender shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

         (d) The provisions of subparagraphs (b) and (c) of this Section 13.04 shall not apply if the goods which may become fixtures are of at least equivalent value, and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Mortgage in a manner satisfactory to Lender.

                                   ARTICLE XIV
                             MISCELLANEOUS COVENANTS

         Section 14.01 NO WAIVER. No single or partial exercise by Lender, or delay or omission in the exercise by Lender, of any right or remedy under the Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Lender shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan Documents is intended to be exclusive of any other right or.remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

         Section 14.02 NOTICES. All notices, demands and requests given or required to be given by, pursuant to, or relating to, this Mortgage shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

          Section 14.03 HEIRS AND ASSIGNS; TERMINOLOGY.

         (a) This Mortgage applies to Lender, Liable Parties and Borrower, and their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Borrower" shall include both the original Borrower and any subsequent owner or owners of any of the Property. The term "Liable Party" shall include both the original Liable Party and any subsequent or substituted Liable Party.

         (b) In this Mortgage, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

         Section 14.04 SEVERABILITY. If any provision of this Mortgage should be held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Mortgage except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Lender may, at its option, declare the Secured Indebtedness immediately due and payable.

         Section 14.05 APPLICABLE LAW. This Mortgage shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; except as to the Crescent Street property, the laws of the Commonwealth of Massachusetts shall govern as to the perfection of security and as to any remedial provision applicable thereto.

         Section 14.06 CAPTIONS. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Mortgage.

         Section 14.07 TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Borrower's obligations under this Mortgage and the other Loan Documents.

         Section 14.08 NO MERGER. In the event that Lender should become the owner of the Property, there shall be no merger of the estate created by this Mortgage with the fee estate in the Property.

         Section 14.09 NO MODIFICATIONS. Ibis Mortgage may not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by Borrower and Lender.

         Section 14.10 CRESCENT STREET PROPERTY. This Mortgage as to the Crescent Street property is upon the STATUTORY CONDITION and upon the further condition that all representations, warranties, covenants and agreements on the part of Borrower herein undertaken shall be kept and fully and seasonably performed and that no breach of any other of the conditions specified herein shall be permitted, and no Event of Default shall have occurred, for any breach of which covenants, conditions, representations, warranties, which breach is or becomes an Event of Default, Lender shall have the STATUTORY POWER OF SALE and any other powers given by any other statute or law.

         Section 14.11. POWERS OF ATTORNEY. Any power of attorney in this Mortgage given by Borrower to Lender is granted for the sole benefit of Lender and specifically is not governed by or subject to the provisions of Pennsylvania Act 39 of 1999 (20 Pa.C.S.A. Section 5601 et seq.).

         Section 14.12. MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein, and, except to the extent specifically otherwise provided in the Loan Documents, Borrower shall have the right to apply to proceeds or from any portion of the Property against the Fixed Rate Note or Floating Rate Note and/or Secured Indebtedness in such order as Lender shall in its sole discretion determine. Further, Borrower, to the extent permitted by law, hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property or portion thereof subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law. Borrower further waives any right, pursuant to statute or otherwise, to require Lender to exhaust any right or remedy or to proceed against any other person, entity or property before proceeding against the Property or any particular portion thereof.

         IN WITNESS WHEREOF, Borrower has executed this Mortgage, or has caused this Mortgage to be executed by its duly authorized representative(s) as of the Execution Date as an instrument under seal.

                                 ACADIA REALTY LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                 By: ACADIA REALTY TRUST, a Maryland real estate
                                     Investment trust its general partner
                                     By:_____________________________________
                                        Robert Masters, Senior Vice President

STATE OF: New York:
                                      ss.
COUNTY OF:  New York


          On this, the 13th day of October, 2000, before me, the subscriber, a Notary Public in and for the Commonwealth and County aforesaid, personally appeared Robert Masters, who acknowledged himself to be Senior Vice President of Acadia Realty Trust, a Maryland real estate investment trust, being the general partner of Acadia Realty Limited Partnership, a Delaware limited partnership, the Borrower under the within Mortgage, who I am satisfied is the person who signed the within Mortgage as such President for such general partner and who acknowledged that he executed same for such general partner on behalf of the aforesaid partnership, being authorized to do so, and that the within Mortgage is the voluntary and free act and deed of such Senior Vice President and general partner and Borrower.

          WITNESS my hand and seal the day and year aforesaid.

                                             ---------------------------------
                                             Notary Public or Notarial Officer
                                             My Commission Expires::
                                                     MONIQUE SAGE
                                              NOTARY PU BUC, State of Now York
                                                    No OISA4777890
                                               Qualified in Now York Coun 6
                                            Commission Expires August 31, 2002